UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation Adjustments

On July 18, 2025, the Compensation Committee of the Board of Directors of Reliance Global Group, Inc. (the “Company”), upon recommendation of the Compensation Committee, approved an increase in annual cash compensation for the Company’s non-employee directors. Effective immediately, each outside director will receive a base annual cash retainer of $52,000. Directors who serve as committee chairs will receive additional annual fees, resulting in the following total annual cash compensation:

Name	Committee Chair	New Total Cash Compensation	Prior Total Cash Compensation
Scott Korman	Audit Committee	$66,000	$51,000
Ben Fried	Compensation Committee	$63,000	$49,000
Sheldon Brickman	Nominating Committee	$60,000	$47,000
Alex Blumenfrucht	None	$52,000	$45,000

Each of the four non-employee directors also received a grant of restricted stock units (“RSUs”) under the Company’s 2025 Equity Incentive Plan, with a grant date value of $98,000, representing 66,486 RSUs based on the Nasdaq Minimum Price of the Company’s common stock on the grant date. The RSUs vested in full on July 23, 2025.

Executive Officer Equity Awards

On July 18, 2025, the Compensation Committee of the Board of Directors of Reliance Global Group, Inc. approved equity awards under the Company’s 2025 Equity Incentive Plan to the Company’s named executive officers. Each award consisted of restricted stock units (“RSUs”) that represent the right to receive one share of the Company’s common stock per unit, subject to time-based vesting. Except as otherwise previously disclosed, no bonuses, salary adjustments, or other new compensatory arrangements were approved in connection with these grants.

The following grants were made to the Company’s named executive officers:

Name	Title	Grant Date Value ($)	RSUs Granted	Vesting Schedule
Ezra Beyman	Chief Executive Officer	$1,058,000	717,775	Eight equal bi-monthly installments from October 15, 2025 through January 31, 2026
Joel Markovits	Chief Financial Officer	$315,000	213,704	Same as above
Yaakov Beyman	VP, Insurance Operations	$275,000	186,567	Same as above

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: July 24, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer